Exhibit (m): Calculations of Illustrations for VUL
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Nonsmoker, Face: $200,000, Premium: $2,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $200,000 or 222% x $8,402.88
= $200,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$6,847.63
+ Annual Premium*	$2,500.00
- Premium Expense Charge**	$125.00
- Monthly Deduction***	$639.59
- Mortality & Expense Charge****	$79.88
+ Hypothetical Rate of Return*****	$(100.29)

=	$8,403	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$43.71
2	$43.73
3	$43.74
4	$43.76
5	$43.78
6	$43.79
7	$43.81
8	$43.82
9	$43.84
10	$43.85

Month	COI
11	$43.87
12	$43.89
Total	$525.59

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(8.72)
2	$(8.65)
3	$(8.59)
4	$(8.52)
5	$(8.45)
6	$(8.39)
7	$(8.32)
8	$(8.26)
9	$(8.19)
10	$(8.13)
11	$(8.07)
12	$(8.00)
Total	$(100.29)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$8,402.88
- Year 5 Surrender Charge	$2,084.00

=	$6,319	(rounded to the nearest dollar)
II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Nonsmoker, Face: $200,000, Premium: $2,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $200,000 or 222% x $10,169.04
= $200,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$8,030.12
+ Annual Premium*	$2,500.00
- Premium Expense Charge**	$125.00
- Monthly Deduction***	$635.58
- Mortality & Expense Charge****	$90.57
+ Hypothetical Rate of Return*****	$490.07

=	$10,169	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$43.44
2	$43.45
3	$43.45
4	$43.45
5	$43.46
6	$43.46
7	$43.47
8	$43.47
9	$43.48
10	$43.48
11	$43.49
12	$43.49
Total	$521.58

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$41.27
2	$41.19
3	$41.11
4	$41.04
5	$40.96
6	$40.88
7	$40.80
8	$40.72
9	$40.64
10	$40.56
11	$40.49
12	$40.41
Total	$490.07
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$10,169.04
- Year 5 Surrender Charge	$2,084.00

=	$8,085	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Nonsmoker, Face: $200,000, Premium: $2,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $200,000 or 222% x $12,247.76
= $200,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$9,366.68
+ Annual Premium*	$2,500.00
- Premium Expense Charge**	$125.00
- Monthly Deduction***	$630.97
- Mortality & Expense Charge****	$102.64
+ Hypothetical Rate of Return*****	$1,239.70

=	$12,248	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$43.13
2	$43.12
3	$43.11
4	$43.11
5	$43.10
6	$43.09
7	$43.08
8	$43.07
9	$43.06
10	$43.05
11	$43.04
12	$43.03
Total	$516.97

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$101.33
2	$101.68
3	$102.03
4	$102.39
5	$102.75
6	$103.11
7	$103.47
8	$103.84
9	$104.21
10	$104.58
11	$104.96
12	$105.34
Total	$1,239.70

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$12,247.76
- Year 5 Surrender Charge	$2,084.00

=	$10,164	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Nonsmoker, Face: $200,000, Premium: $2,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $200,000 or 222% x $8,219.16
= $200,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$6,706.74
+ Annual Premium*	$2,500.00
- Premium Expense Charge**	$125.00
- Monthly Deduction***	$685.78
- Mortality & Expense Charge****	$78.38
+ Hypothetical Rate of Return*****	$(98.42)

=	$8,219	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$47.55
2	$47.57
3	$47.59
4	$47.60
5	$47.62

Month	COI
6	$47.64
7	$47.66
8	$47.68
9	$47.69
10	$47.71
11	$47.73
12	$47.75
Total	$571.78

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(8.58)
2	$(8.51)
3	$(8.44)
4	$(8.37)
5	$(8.30)
6	$(8.23)
7	$(8.17)
8	$(8.10)
9	$(8.03)
10	$(7.96)
11	$(7.89)
12	$(7.83)
Total	$(98.42)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$8,219.16
- Year 5 Surrender Charge	$2,084.00

=	$6,135	(rounded to the nearest dollar)

II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Nonsmoker, Face: $200,000, Premium: $2,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $200,000 or 222% x $9,958.68
= $200,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$7,872.89
+ Annual Premium*	$2,500.00
- Premium Expense Charge**	$125.00
- Monthly Deduction***	$681.48
- Mortality & Expense Charge****	$88.93
+ Hypothetical Rate of Return*****	$481.21

=	$9,959	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$47.26
2	$47.26
3	$47.27
4	$47.28
5	$47.28
6	$47.29
7	$47.29
8	$47.30
9	$47.31
10	$47.31
11	$47.32
12	$47.32
Total	$567.48

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$40.62
2	$40.53
3	$40.44
4	$40.34
5	$40.25
6	$40.15
7	$40.05
8	$39.96
9	$39.86
10	$39.76
11	$39.67
12	$39.57
Total	$481.21
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$9,958.68
- Year 5 Surrender Charge	$2,084.00

=	$7,875	(rounded to the nearest dollar)
III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Nonsmoker, Face: $200,000, Premium: $2,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $200,000 or 222% x $12,007.22
= $200,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$9,191.59
+ Annual Premium*	$2,500.00
- Premium Expense Charge**	$125.00
- Monthly Deduction***	$676.54
- Mortality & Expense Charge****	$100.85
+ Hypothetical Rate of Return*****	$1,218.02

=	$12,007	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$46.93
2	$46.92
3	$46.91
4	$46.90
5	$46.89
6	$46.88
7	$46.87
8	$46.86
9	$46.86
10	$46.85
11	$46.84
12	$46.83
Total	$562.54

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$99.78
2	$100.09
3	$100.39
4	$100.70
5	$101.01
6	$101.33
7	$101.65
8	$101.96

Month	Interest
9	$102.29
10	$102.61
11	$102.94
12	$103.27
Total	$1,218.02
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$12,007.22
- Year 5 Surrender Charge	$2,084.00

=	$9,923	(rounded to the nearest dollar)